UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06660

Name of Fund: BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock MuniYield Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2011

Date of reporting period: 10/31/2010

Item 1 – Report to Stockholders

October 31, 2010

Semi-Annual Report (Unaudited)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed but slowly improving economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The unemployment rate remains stubbornly high in the face of sluggish job gains in the private sector. The US dollar, along with other developed market currencies, has experienced devaluation resulting from aggressively easy monetary and fiscal policies. Given these long-standing conditions, the Federal Reserve Board has announced that additional policy action will be taken to combat deflation and unemployment and promote economic growth.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. In the third quarter, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors, along with attractive valuations and expectations for additional quantitative easing, drove equity markets higher, with most markets recapturing their second quarter losses. Stocks continued their rally into the beginning of the fourth quarter, closing out the 12-month period in positive territory. International equities posted gains on both a six- and 12-month basis. In the United States, both large and small cap equities posted robust gains for the 12-month period, while on a six-month basis, large cap stocks remained relatively flat and small caps turned slightly negative.

In fixed income markets, yields fluctuated but declined significantly over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of October 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	0.74%	16.52%

US small cap equities (Russell 2000 Index)	(1.24)	26.58

International equities (MSCI Europe, Australasia, Far East Index)	5.74	8.36

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.12

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	10.63	10.03

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.33	8.01

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	3.95	7.78

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.73	19.10

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2010	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2010, the Fund returned 13.92% based on market price and 8.05% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 7.68% based on market price and 6.42% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s outperformance relative to its Lipper category was driven by sector allocation, particularly with respect to concentrations in health care and corporate-related debt, both of which continued to perform well during the period. The Fund’s focus on lower quality credits had a positive impact due to the ongoing contraction of credit quality spreads. In addition, the Fund’s modestly long portfolio duration (sensitivity to interest rates) relative to the Lipper category average proved beneficial in the declining interest rate environment. Conversely, a concentration of holdings in longer dated issues detracted from performance as the intermediate range of the yield curve outperformed the longer end of the curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2010 ($15.09)[1]	6.56%
Tax Equivalent Yield[2]	10.09%
Current Monthly Distribution per Common Share[3]	$0.0825
Current Annualized Distribution per Common Share[3]	$0.9900
Leverage as of October 31, 2010[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/10	4/30/10	Change	High	Low

Market Price	$15.09	$13.70	10.15%	$15.19	$13.52
Net Asset Value	$14.49	$13.87	4.47%	$14.63	$13.77

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	10/31/10	4/30/10

Health	24%	22%
Corporate	15	16
State	13	14
Transportation	12	12
Utilities	10	8
County/City/Special District/School District	10	9
Education	9	9
Housing	6	6
Tobacco	1	4

Credit Quality Allocations[5]

	10/31/10	4/30/10

AAA/Aaa	13%	19%
AA/Aa	37	31
A	20	22
BBB/Baa	12	10
BB/Ba	2	2
B	3	3
CCC/Caa	3	3
Not Rated[6]	10	10

[5]	Using the higher of Standard and Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2010 and April 30, 2010, the market value of these securities was $6,899,398 representing 1% and $6,821,060 representing 1%, respectively, of the Fund’s long-term investments.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Fund Summary as of October 31, 2010	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2010, the Fund returned 6.12% based on market price and 6.37% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 7.94% based on market price and 5.84% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its modestly long duration relative to the Lipper category average as bond prices rallied in the declining interest rate environment. The tax-exempt municipal market in general benefited from the Build America Bond Program, which alleviated supply pressure in the tax-exempt space, especially on the long end of the yield curve. The Fund’s holdings of insured bonds with lower quality underlying credits contributed positively to performance as did exposure to traditionally higher yielding sectors, including health care and corporate-related debt, as credit quality spreads generally tightened during the period. Conversely, the Fund’s holdings of zero-coupon bonds detracted from performance as these securities generally underperformed coupon bonds due to widening spreads in the sector. In addition, the Fund’s low exposure to public utilities and development district (special district) issues hindered performance as these sectors performed well during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2010 ($14.90)[1]	6.20%
Tax Equivalent Yield[2]	9.54%
Current Monthly Distribution per Common Share[3]	$0.077
Current Annualized Distribution per Common Share[3]	$0.924
Leverage as of October 31, 2010[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/10	4/30/10	Change	High	Low

Market Price	$14.90	$14.48	2.90%	$15.66	$13.90
Net Asset Value	$15.09	$14.63	3.14%	$15.31	$14.55

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	10/31/10	4/30/10

County/City/Special District/School District	25%	24%
Transportation	23	25
Utilities	17	16
State	14	14
Health	8	9
Education	5	3
Corporate	3	3
Housing	3	2
Tobacco	2	4

Credit Quality Allocations[5]

	10/31/10	4/30/10

AAA/Aaa	12%	39%
AA/Aa	60	31
A	23	24
BBB/Baa	5	5
Not Rated	—	1 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2010, the market value of these securities was $7,592,058, representing 1% of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	5

Fund Summary as of October 31, 2010	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2010, the Fund returned 6.86% based on market price and 6.32% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 7.94% based on market price and 5.84% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its modestly long duration relative to the Lipper category average as bond prices rallied in the declining interest rate environment. The tax-exempt municipal market in general benefited from the Build America Bond Program, which alleviated supply pressure in the tax-exempt space, especially on the long end of the yield curve. The Fund’s holdings of insured bonds with lower quality underlying credits contributed positively to performance as did exposure to traditionally higher yielding sectors, including transportation, health care and housing, as credit quality spreads generally tightened during the period. Conversely, the Fund’s holdings of zero-coupon bonds detracted from performance as these securities generally underperformed coupon bonds due to widening spreads in the sector. In addition, the Fund’s low exposure to public utilities, education and development district (special district) issues hindered performance as these sectors performed well during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2010 ($12.97)[1]	6.20%
Tax Equivalent Yield[2]	9.54%
Current Monthly Distribution per Common Share[3]	$0.067
Current Annualized Distribution per Common Share[3]	$0.804
Leverage as of October 31, 2010[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/10	4/30/10	Change	High	Low

Market Price	$12.97	$12.52	3.59%	$13.62	$12.09
Net Asset Value	$13.10	$12.71	3.07%	$13.32	$12.64

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	10/31/10	4/30/10

County/City/Special District/School District	28%	26%
Transportation	23	26
State	16	15
Utilities	14	11
Health	8	9
Housing	6	8
Education	3	3
Corporate	2	2

Credit Quality Allocations[5]

	10/31/10	4/30/10

AAA/Aaa	10%	48%
AA/Aa	69	30
A	17	18
BBB/Baa	4	4

[5]	Using the higher of S&P’s or Moody’s ratings.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s Common Shareholders will benefit from the incremental net income. To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above. The Funds may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial

Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of October 31, 2010, the Funds had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

MYD	36%
MQY	38%
MQT	38%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset or illiquidity of the derivative instrument. The Funds’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders, or may cause the Funds to hold an investment that they might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	7

Schedule of Investments October 31, 2010 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.7%
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	$5,250	$4,876,410

Arizona — 11.2%
Arizona State Transportation Board, RB, Sub-Series A:
5.00%, 7/01/22	7,030	7,762,456
5.00%, 7/01/23	5,240	5,785,956
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,300	2,293,137
Maricopa County IDA Arizona, Refunding RB, Series A-1 (Ginnie Mae):
6.00%, 10/20/31	3,530	3,741,518
6.05%, 10/20/36	3,530	3,661,457
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,450	3,526,348
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT:
6.25%, 6/01/19	3,000	2,703,900
6.30%, 4/01/23	5,090	4,470,751
Pima County IDA, IDRB, Tucson Electric Power, Series A, 6.38%, 9/01/29	3,000	3,073,110
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	2,240	2,314,771
Pima County IDA, Refunding RB, Charter Schools II, Series A, 6.75%, 7/01/31	735	737,705
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	3,975	4,192,591
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	7,116,210
5.00%, 12/01/37	14,190	13,347,965
Vistancia Community Facilities District Arizona, GO:
5.50%, 7/15/20	3,000	3,205,890
5.75%, 7/15/24	2,125	2,258,705
Yavapai County IDA Arizona, RB, Yavapai Regional Medical Center, Series A, 6.00%, 8/01/33	3,900	3,948,828

		74,141,298

Municipal Bonds	Par (000)	Value

California — 11.5%
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/34	$3,155	$3,455,892
St. Joseph Health System, 5.75%, 7/01/39	4,425	4,703,864
California State Public Works Board, RB:
Department of Mental Health, Coalinga, Series A, 5.13%, 6/01/29	1,455	1,456,586
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	2,385	2,614,127
California Statewide Communities Development Authority, RB, John Muir Health, 5.13%, 7/01/39	4,375	4,394,469
Golden State Tobacco Securitization Corp. California, Refunding RB, Asset-Backed, Senior Series A-1, 5.13%, 6/01/47	2,090	1,498,279
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	1,605	1,692,601
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	11,970	12,411,214
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	19,075	20,209,390
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,087
Various Purpose, 5.25%, 11/01/25	1,350	1,418,877
Various Purpose, 6.00%, 3/01/33	5,085	5,840,835
Various Purpose, 6.50%, 4/01/33	14,075	16,547,555

		76,253,776

Colorado — 4.4%
City & County of Denver Colorado, RB, Series D, AMT (AMBAC), 7.75%, 11/15/13	5,065	5,482,508
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	4,435	4,519,664
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series D-2, AMT, 6.90%, 4/01/29	150	161,669
Elk Valley Public Improvement Corp., RB, Public Improvement Fee, Series A:
7.10%, 9/01/14	600	612,366
7.35%, 9/01/31	5,065	4,850,902

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GAN	Grant Anticipation Notes
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family
SO	Special Obligation

See Notes to Financial Statements.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Colorado (concluded)
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Tax Increment:
Public Improvement Fee, 8.00%, 12/01/25	$6,850	$7,156,674
Subordinate Public Improvement Fee, 8.13%, 12/01/25	1,885	1,752,824
University of Colorado, RB, Series A:
5.25%, 6/01/30	2,250	2,471,535
5.38%, 6/01/32	1,250	1,374,800
5.38%, 6/01/38	830	903,422

		29,286,364

Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	2,770	2,901,271
Wesleyan University, 5.00%, 7/01/35	2,225	2,405,603
Wesleyan University, 5.00%, 7/01/39	5,000	5,393,350

		10,700,224

Delaware — 1.3%
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	8,275	8,242,231

District of Columbia — 1.8%
Metropolitan Washington Airports Authority, RB:
CAB, 2nd Senior Lien, Series B (AGC), 7.00%, 10/01/31 (a)	10,000	2,873,600
CAB, 2nd Senior Lien, Series B (AGC), 7.03%, 10/01/32 (a)	15,000	4,043,700
CAB, 2nd Senior Lien, Series B (AGC), 7.05%, 10/01/33 (a)	13,410	3,382,538
First Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,582,995

		11,882,833

Florida — 7.8%
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	3,435	3,654,565
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	2,155	2,307,574
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,450	11,922,313
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	7,772,240
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,500	2,432,675
Hillsborough County IDA, RB, AMT, National Gypsum Co.:
Series A, 7.13%, 4/01/30	11,500	11,210,430
Series B, 7.13%, 4/01/30	5,000	4,874,100
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	5,255	5,274,496
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28	4,620	2,144,650

		51,593,043

Municipal Bonds	Par (000)	Value

Georgia — 1.4%
De Kalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	$1,700	$1,788,672
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	6,945	7,449,346

		9,238,018

Guam — 0.7%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	1,270	1,357,655
6.75%, 11/15/29	1,815	2,010,367
7.00%, 11/15/39	1,200	1,344,492

		4,712,514

Idaho — 1.5%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,053,200

Illinois — 3.8%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	845,620
Illinois Finance Authority, RB, Navistar International, Recovery Zone, 6.50%, 10/15/40	3,130	3,247,406
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	3,235	3,435,441
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	875	721,875
Metropolitan Pier & Exposition Authority, Refunding RB (AGM):
CAB, McCormick Place Expansion Project, Series B, 6.25%, 6/15/46 (a)	11,405	1,286,256
CAB, McCormick Place Expansion Project, Series B, 6.25%, 6/15/47 (a)	27,225	2,867,609
McCormick Place Expansion Project, Series B, 5.00%, 6/15/50	6,405	6,393,663
McCormick Place Expansion Project, Series B-2, 5.00%, 6/15/50	5,085	5,007,047
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,334,326

		25,139,243

Indiana — 1.7%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	1,690	1,760,118
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	6,645	7,005,691
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,230	2,451,662

		11,217,471

Kansas — 1.9%
City of Lenexa Kansas, RB, Lakeview Village Inc., Series C, 6.88%, 5/15/12 (b)	1,250	1,386,825
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	7,100	7,847,701
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	3,365	3,459,523

		12,694,049

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	9

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Kentucky — 0.4%
Kentucky Economic Development Finance Authority, Refunding RB, Series A:
Norton, 6.63%, 10/01/28	$650	$657,306
Owensboro Medical Health System, 6.38%, 6/01/40	2,040	2,162,155

		2,819,461

Louisiana — 3.9%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	1,610	1,719,850
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	9,000	9,548,640
New Orleans Aviation Board, Refunding RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,276,380
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	13,000	13,002,210

		25,547,080

Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,264,093

Maryland — 1.5%
County of Prince George’s Maryland, SO, National Harbor Project, 5.20%, 7/01/34	1,500	1,372,185
Maryland Community Development Administration, Refunding RB, Residential, Series A, AMT, 4.65%, 9/01/32	115	114,525
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	916,810
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,690	1,725,490
Maryland Health & Higher Educational Facilities Authority, RB, Peninsula Regional Medical Center, 5.00%, 7/01/36	2,000	2,023,480
Maryland Industrial Development Financing Authority, RB, Our Lady of Good Counsel School, Series A, 6.00%, 5/01/35	500	496,195
Maryland State Energy Financing Administration, RB, Cogeneration, AES Warrior Run, AMT, 7.40%, 9/01/19	3,000	3,001,590

		9,650,275

Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	3,500	3,058,860
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	3,640	3,742,939

		6,801,799

Municipal Bonds	Par (000)	Value

Michigan — 3.2%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	$1,835	$2,236,094
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	2,863,729
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	6,085	6,292,803
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
8.00%, 9/01/29	2,000	2,406,580
8.25%, 9/01/39	6,365	7,651,112

		21,450,318

Minnesota — 0.5%
City of Eden Prairie Minnesota, RB, Rolling Hills Project, Series A (Ginnie Mae):
6.00%, 8/20/21	420	447,237
6.20%, 2/20/43	2,000	2,119,900
City of Minneapolis Minnesota, HRB, Gaar Scott Loft Project, Mandatory Put Bonds, AMT, 5.95%, 5/01/30 (c)	875	876,531

		3,443,668

Mississippi — 0.1%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	303,853

Montana — 0.7%
Montana Facility Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 4.75%, 1/01/40	4,585	4,743,274

New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	3,090	3,212,920

New Jersey — 7.8%
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	9,715	9,724,812
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/19	3,905	3,878,446
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	14,000	13,719,440
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	710	683,972
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	230	205,664
First Mortgage, Presbyterian Homes, Series A, 6.38%, 11/01/31	3,000	2,828,850
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/29	16,650	17,138,012
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association (d)(e):
6.00%, 7/01/13	1,335	13
6.63%, 7/01/36	1,835	18
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series C (AMBAC), 5.05%, 12/15/35 (a)	13,110	3,068,133

		51,247,360

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 4.3%
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	$2,755	$2,850,599
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	2,200	2,210,758
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/34	4,910	5,225,762
New York City Industrial Development Agency, RB, British Airways Plc Project, AMT, 7.63%, 12/01/32	1,250	1,280,625
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	2,480	2,657,146
Triborough Bridge & Tunnel Authority, RB, Subordinate Bonds, 5.25%, 11/15/30	10,000	10,838,200
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	3,450	3,455,968

		28,519,058

North Carolina — 2.9%
North Carolina Capital Facilities Finance Agency, RB, Duke Energy Carolinas, Series B, 4.38%, 10/01/31	3,270	3,206,170
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke Energy Carolinas:
Series A, 4.63%, 11/01/40	2,445	2,379,229
Series B, 4.63%, 11/01/40	1,810	1,761,311
North Carolina HFA, RB:
Home Ownership, Series 8A, AMT, 6.20%, 7/01/16	105	105,217
S/F, Series II (FHA), 6.20%, 3/01/16	480	481,277
North Carolina Medical Care Commission, RB:
Duke University Health System, Series A, 5.00%, 6/01/42	2,805	2,920,117
First Mortgage, Arbor Acres Community Project, 6.38%, 3/01/12 (b)	1,000	1,085,150
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Presbyterian Homes, 5.40%, 10/01/27	5,000	4,896,650
North Carolina Municipal Power Agency No. 1 Catawba, Refunding RB, Series A, 5.00%, 1/01/30	2,145	2,256,476

		19,091,597

Ohio — 1.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Series A-2, 6.50%, 6/01/47	6,710	5,610,634
County of Lucas Ohio, Refunding RB, Sunset Retirement, Series A, 6.63%, 8/15/30	2,175	2,190,682
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	2,840	2,965,954
Toledo-Lucas County Port Authority, RB, St. Mary Woods Project, Series A:
6.00%, 5/15/24	750	473,002
6.00%, 5/15/34	2,250	1,419,007

		12,659,279

Municipal Bonds	Par (000)	Value

Oregon — 0.2%
State of Oregon, GO, Refunding, Veterans Welfare, Series 80A, 5.70%, 10/01/32	$1,475	$1,490,488

Pennsylvania — 4.4%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	3,740	2,879,052
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital, Series A, 5.13%, 6/01/33	2,265	2,298,681
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	3,805	3,922,156
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	5,270	4,703,001
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Allegheny Delaware Valley Obligation, Series C (NPFGC), 5.88%, 11/15/16	285	284,974
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 6/01/39	12,905	13,416,038
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,619

		28,770,521

Puerto Rico — 3.6%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	6,000	6,594,720
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	10,120	11,649,537
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB (a):
First Sub-Series C, 6.58%, 8/01/38	23,695	4,236,192
Series A (AMBAC), 6.49%, 8/01/47	14,900	1,613,074

		24,093,523

Rhode Island — 0.9%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,240	3,695,415
City of Woonsocket Rhode Island, GO (NPFGC):
6.00%, 10/01/17	1,200	1,215,348
6.00%, 10/01/18	1,195	1,210,021

		6,120,784

Tennessee — 0.8%
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	3,235	3,220,184
Rutherford County Health & Educational Facilities Board, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/40	2,065	2,172,318

		5,392,502

Texas — 13.8%
Alliance Airport Authority Texas, Refunding RB, American Airlines Inc. Project, AMT, 5.75%, 12/01/29	3,500	2,843,855
Bexar County Housing Finance Corp., RB, Waters at Northern Hills Apartments, Series A (NPFGC):
6.00%, 8/01/31	805	755,911
6.05%, 8/01/36	1,000	928,700
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36 (c)	6,285	5,970,750

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	11

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas (concluded)
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	$3,060	$3,292,897
City of Houston Texas, RB:
Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,350,201
Special Facilities, Continental Airlines, Series E, AMT, 7.38%, 7/01/22	3,500	3,555,615
Special Facilities, Continental Airlines, Series E, AMT, 7.00%, 7/01/29	3,000	3,027,750
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, American Airlines Inc. Project, AMT, 5.50%, 11/01/30	12,500	9,876,500
Gulf Coast IDA, RB, Citgo Petroleum Corp. Project, Mandatory Put Bonds, AMT, 7.50%, 5/01/25 (c)	3,900	3,988,140
Houston Industrial Development Corp., RB, Senior, Air Cargo, AMT, 6.38%, 1/01/23	1,585	1,582,163
La Vernia Higher Education Finance Corp., RB, KIPP Inc., 6.38%, 8/15/44	2,360	2,494,638
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	4,320	4,773,643
North Texas Tollway Authority, RB, Toll, 2nd Tier, Series F, 6.13%, 1/01/31	12,140	13,098,453
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,365	6,866,753
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	8,730	9,489,335
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	7,820	8,485,795
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.50%, 8/15/39	6,500	6,594,055

		90,975,154

U.S. Virgin Islands — 1.0%
Virgin Islands Public Finance Authority, RB, Senior Secured, Hovensa Refinery, AMT, 6.13%, 7/01/22	6,250	6,330,938

Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	7,310	7,599,476

Virginia — 2.6%
James City County EDA, RB, First Mortgage, Williamsburg Lodge, Series A:
5.35%, 9/01/26	1,500	1,444,080
5.50%, 9/01/34	2,000	1,808,300
Tobacco Settlement Financing Corp. Virginia, Refunding RB, Senior Series B1, 5.00%, 6/01/47	10,500	7,371,630
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	5,775	5,817,850
Winchester IDA Virginia, RB, Westminster-Canterbury, Series A, 5.20%, 1/01/27	1,000	970,140

		17,412,000

Washington — 0.3%
Vancouver Housing Authority Washington, HRB, Teal Pointe Apartments Project, AMT:
6.00%, 9/01/22	945	884,095
6.20%, 9/01/32	1,250	1,112,025

		1,996,120

Municipal Bonds	Par (000)	Value

Wisconsin — 4.4%
City of Milwaukee Wisconsin, RB, Senior, Air Cargo, AMT, 6.50%, 1/01/25	$600	$600,348
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	16,267,537
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	4,970	5,179,485
Wisconsin Health & Educational Facilities Authority, Refunding RB, Franciscan Sisters Healthcare, 5.00%, 9/01/26	7,220	6,946,579

		28,993,949

Wyoming — 1.9%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	6,195	6,693,264
Wyoming Community Development Authority, RB, Series 3, AMT, 4.75%, 12/01/37	5,315	5,339,874
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	595	603,729

		12,636,867

Total Municipal Bonds — 115.6%		764,597,031

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

Alabama — 0.7%
Alabama Special Care Facilities Financing Authority- Birmingham, Refunding RB, Ascension Health Senior Credit, Series C-2, 5.00%, 11/15/36	4,538	4,671,549

California — 3.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	6,581	7,304,379
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	5,310	5,749,190
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,650	4,877,711
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,335,855

		20,267,135

Colorado — 2.6%
Colorado Health Facilities Authority, RB (AGM), Catholic Health:
Series C-3, 5.10%, 10/01/41	7,490	7,701,368
Series C-7, 5.00%, 9/01/36	4,800	4,932,960
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	4,299	4,630,087

		17,264,415

Connecticut — 3.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,130	9,802,333
Series X-3, 4.85%, 7/01/37	9,270	9,782,538

		19,584,871

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	$6,398	$6,789,155

New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	4,048	4,449,816

New York — 3.2%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	3,194	3,605,374
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	16,724	17,470,305

		21,075,679

North Carolina — 3.5%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	19,854,214
Wake Forest University, 5.00%, 1/01/38	3,120	3,302,052

		23,156,266

Ohio — 4.5%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	27,900	30,045,231

South Carolina — 2.8%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	7,795	8,402,309
5.25%, 12/01/29	6,920	7,395,888
5.25%, 12/01/30	2,510	2,667,854

		18,466,051

Tennessee — 1.8%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	11,240	11,758,276

Virginia — 8.5%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	6,822,079
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,620	11,387,826
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.38%, 7/01/36	30,930	31,507,154
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,398,979

		56,116,038

Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,384	5,679,768

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	$11,458	$12,053,955
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.0%		251,378,205

Total Long-Term Investments (Cost — $977,434,822) — 153.6%		1,015,975,236

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.13% (g)(h)	1,559,185	1,559,185

Total Short-Term Securities (Cost — $1,559,185) — 0.3%		1,559,185

Total Investments (Cost — $978,994,007*) — 153.9%		1,017,534,421
Other Assets Less Liabilities — 3.1%		20,399,036
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (19.0)%		(125,195,340)
Preferred Shares, at Redemption Value — (38.0)%		(251,487,773)

Net Assets Applicable to Common Shares — 100.0%		$661,250,344

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$851,884,392

Gross unrealized appreciation	$52,870,177
Gross unrealized depreciation	(12,317,461)

Net unrealized appreciation	$40,552,716

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(g)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at October 31, 2010	Income

FFI Institutional Tax-Exempt Fund	2,366,896	(807,711)	1,559,185	$4,906

(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	13

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$1,015,975,236	—	$1,015,975,236
Short-Term Securities	$1,559,185	—	—	1,559,185

Total	$1,559,185	$1,015,975,236	—	$1,017,534,421

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments October 31, 2010 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.1%
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	$3,000	$2,457,780
University of Alabama, RB, Series A (NPFGC), 5.00%, 7/01/34	7,125	7,368,176

		9,825,956

Alaska — 1.0%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/32	3,925	4,494,949

Arizona — 0.6%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,850	1,936,673
5.25%, 10/01/28	800	846,680

		2,783,353

California — 18.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25 (a)	4,150	3,476,123
Arcadia Unified School District California, GO, CAB, Election of 2006, Series A (AGM), 4.97%, 8/01/39 (b)	2,200	360,492
Cabrillo Community College District California, GO, CAB, Election of 2004, Series B (NPFGC) (b):
5.18%, 8/01/37	3,250	619,158
4.87%, 8/01/38	7,405	1,323,496
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	775	823,841
California State University, RB, Systemwide, Series A (NPFGC), 5.00%, 11/01/35	2,130	2,152,961
Carlsbad Unified School District, GO, Election of 2006, Series B, 6.09%, 5/01/34 (a)	5,000	3,163,700
Chino Valley Unified School District, GO, Election of 2002, Series C (NPFGC), 5.25%, 8/01/30	1,200	1,237,536
City of San Jose California, Refunding RB, Series A, AMT (AMBAC), 5.50%, 3/01/32	5,100	5,236,680
Coast Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/13 (a)	2,800	2,448,936
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	6,110	6,580,592
Fresno Unified School District California, GO, Election of 2001, Series E (AGM), 5.00%, 8/01/30	1,230	1,278,499
Golden State Tobacco Securitization Corp. California, RB, Enhanced Asset-Backed, Series B (Syncora), 5.50%, 6/01/13 (c)	5,000	5,612,450
Grossmont-Cuyamaca Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGC), 5.80%, 8/01/30 (b)	10,030	3,235,377
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 8/01/34 (a)	4,125	2,235,544
Los Angeles Municipal Improvement Corp., RB, Series B1 (NPFGC), 4.75%, 8/01/37	3,210	3,105,868
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC):
5.00%, 10/01/29	4,000	4,149,160
5.00%, 10/01/36	2,275	2,341,521

Municipal Bonds	Par (000)	Value

California (concluded)
Mount Diablo Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/27	$1,750	$1,772,575
Orange County Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	3,500	3,731,700
5.00%, 2/01/31	1,200	1,273,944
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/29	2,405	2,406,659
Poway Redevelopment Agency California, Tax Allocation Bonds, Refunding, Paguay Redevelopment Project (AMBAC), 5.13%, 6/15/33	2,000	1,861,880
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	2,500	2,581,750
San Bernardino Community College District California, GO, CAB, Election of 2008, Series B, 6.38%, 8/01/34 (a)	10,000	6,298,900
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	3,000	3,131,520
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	2,825	2,956,023
San Mateo County Community College District, GO, Election of 2001, Series A (NPFGC), 5.00%, 9/01/26	2,725	2,850,759
State of California, GO:
5.13%, 6/01/27	30	30,444
5.50%, 4/01/28	5	5,294
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	3,150	3,276,693
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 6.55%, 8/01/36 (b)	15,000	3,061,650

		84,621,725

Colorado — 1.1%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian):
5.50%, 12/01/27	1,600	1,529,936
5.50%, 12/01/33	900	841,968
E-470 Public Highway Authority Colorado, Refunding RB, CAB, Series B (NPFGC), 5.53%, 9/01/29 (b)	9,000	2,614,770

		4,986,674

Florida — 7.9%
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/32	2,700	2,794,041
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	4,050	4,118,648
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,828,561
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	4,000	4,202,000
County of Miami-Dade Florida, Refunding RB, Miami International Airport, AMT (AGC), 5.00%, 10/01/40	8,200	8,161,788
County of Orange Florida, Refunding RB, Series B (NPFGC), 5.13%, 1/01/32	2,200	2,264,614
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	2,545	2,706,378
Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/31	5,000	5,140,500

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	15

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida (concluded)
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	$375	$394,534
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	2,700	2,887,299

		36,498,363

Georgia — 0.9%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	2,820	2,945,659
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	1,125	1,169,719

		4,115,378

Illinois — 22.0%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,000	2,313,180
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT:
(AGM), 5.75%, 1/01/23	3,400	3,568,164
(AGM), 5.75%, 1/01/24	4,000	4,176,040
(Syncora), 6.00%, 1/01/29	3,300	3,448,533
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 5.89%, 1/01/31 (b)	13,000	4,183,790
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	4,000	4,118,720
City of Chicago Illinois, Refunding ARB, General, Third Lien, Series A-2, AMT (AGM), 5.75%, 1/01/21	2,665	2,817,145
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC):
5.75%, 1/01/21	13,665	13,998,563
5.50%, 1/01/22	5,000	5,097,400
5.38%, 1/01/32	10,000	10,053,900
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/12 (c)	5,080	5,596,534
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	28,525	30,217,388
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 5.82%, 6/15/30 (b)	15,000	4,874,100
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM) (b):
5.83%, 6/15/27	1,750	701,960
6.25%, 6/15/44	4,625	591,538
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	3,685,696
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,700	1,779,101

		101,221,752

Municipal Bonds	Par (000)	Value

Indiana — 2.9%
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	$2,750	$2,811,325
Series B, 5.75%, 1/01/34	550	595,073
Indianapolis Local Public Improvement Bond Bank, Refunding RB:
Airport Authority Project, Series B, AMT (NPFGC), 5.25%, 1/01/28	2,370	2,396,544
Airport Authority Project, Series B, AMT (NPFGC), 5.25%, 1/01/30	5,055	5,090,992
Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,450	2,691,349

		13,585,283

Iowa — 1.8%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	7,700	8,404,627

Louisiana — 0.6%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	2,060,964
Rapides Finance Authority Louisiana, RB, Cleco Power LLC Project, AMT (AMBAC), 4.70%, 11/01/36 (d)	800	726,904

		2,787,868

Maryland — 0.3%
Maryland Community Development Administration, Refunding RB, Residential, Series A, AMT, 5.75%, 9/01/39	1,190	1,257,913

Massachusetts — 1.8%
Massachusetts HFA, RB, AMT (AGM):
Rental Mortgage, Series C, 5.60%, 1/01/45	4,000	4,040,920
S/F Housing, Series 128, 4.80%, 12/01/27 (d)	2,200	2,212,606
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,800	1,906,614

		8,160,140

Michigan — 8.5%
City of Detroit Michigan, RB, System, Second Lien, Series B (NPFGC), 5.00%, 7/01/36	3,150	3,078,495
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	8,300	8,977,446
Series D (NPFGC), 5.00%, 7/01/28	6,000	6,091,320
Series D (NPFGC), 5.00%, 7/01/33	1,000	1,009,510
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	575	593,279
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	2,140	2,169,425
Michigan Strategic Fund, RB, Detroit Edison Co. Project, Series C, AMT (Syncora), 5.45%, 12/15/32	5,800	5,726,224
Michigan Strategic Fund, Refunding RB, AMT (Syncora):
Detroit Edison Co., Pollution, Series C, 5.65%, 9/01/29	1,935	1,940,805
Detroit Edison Co. Project, Series A, 5.50%, 6/01/30	1,700	1,700,391
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,510	4,219,231
State of Michigan, RB, GAN (AGM), 5.25%, 9/15/26	3,350	3,599,474

		39,105,600

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	$2,700	$3,076,650

Nevada — 8.5%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	4,100	4,036,819
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,286,010
County of Clark Nevada, RB (NPFGC):
Southwest Gas Corp. Project, Series D, AMT, 5.25%, 3/01/38	10,400	10,247,744
Subordinate Lien, Series A-2, 5.00%, 7/01/30	2,000	2,029,320
Subordinate Lien, Series A-2, 5.00%, 7/01/36	19,100	19,155,772
Las Vegas Valley Water District, GO, Refunding, Series A (NPFGC), 5.00%, 6/01/24	2,050	2,170,417

		38,926,082

New Jersey — 7.2%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.75%, 6/15/29	710	698,789
Cigarette Tax (Radian), 5.50%, 6/15/31	1,285	1,252,746
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	20,065	20,766,874
School Facilities Construction, Series O, 5.13%, 3/01/30	7,500	7,911,300
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,338,540

		32,968,249

North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43 (e)	2,300	2,211,105

Ohio — 0.3%
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	1,400	1,435,140

Pennsylvania — 0.9%
Pennsylvania HFA, Refunding RB, AMT:
S/F, Series 73A, 5.45%, 10/01/32	2,120	2,132,762
Series 99A, 5.25%, 10/01/32	2,000	2,048,940

		4,181,702

Puerto Rico — 2.4%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	4,700	5,371,771
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.73%, 8/01/41 (b)	28,000	4,497,640
First Sub-Series C, 6.00%, 8/01/39	1,050	1,182,006

		11,051,417

Texas — 12.8%
Bell County Health Facility Development Corp. Texas, RB, Lutheran General Health Care System, 6.50%, 7/01/19 (f)	1,000	1,252,980
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,301,497

Municipal Bonds	Par (000)	Value

Texas (concluded)
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC):
5.88%, 11/01/17	$1,835	$1,909,244
5.88%, 11/01/18	2,145	2,231,787
5.88%, 11/01/19	2,385	2,453,974
Harris County-Houston Sports Authority, Refunding RB, Senior Lien, Series G (NPFGC), 5.75%, 11/15/20	3,900	3,913,572
Lewisville ISD Texas, GO, Refunding, CAB, School Building (NPFGC), 4.67%, 8/15/24 (b)	6,150	3,293,141
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,135,040
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,300	2,454,422
North Texas Tollway Authority, Refunding RB, First Tier:
CAB, System (AGC), 5.73%, 1/01/31 (b)	8,000	2,801,440
Series A, 6.00%, 1/01/28	3,380	3,777,116
System (NPFGC), 5.75%, 1/01/40	12,300	13,046,979
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC):
5.75%, 8/15/38	7,200	7,364,160
5.00%, 8/15/42	6,045	5,879,488

		58,814,840

Utah — 3.7%
City of Salt Lake City Utah, Refunding RB, IHC Hospitals Inc. (NPFGC), 6.30%, 2/15/15 (f)	15,000	17,235,300

Vermont — 0.4%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (d)	1,730	1,788,197

Virginia — 1.8%
Roanoke Economic Development Authority, Refunding RB, Carilion Health System, Series B (AGM), 5.00%, 7/01/38	5,250	5,383,245
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	2,715	2,735,145

		8,118,390

Washington — 1.7%
City of Tacoma Washington, RB (NPFGC), 5.00%, 12/01/32	5,100	5,184,660
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	1,525	1,577,064
5.25%, 10/01/39	850	895,152

		7,656,876

Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,850	1,927,977
Wisconsin Housing & EDA, Refunding RB, Series C, AMT, 4.88%, 3/01/36	830	830,955

		2,758,932

Total Municipal Bonds — 111.4%		512,072,461

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	17

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

California — 10.7%
Anaheim Public Financing Authority California, RB, Electric System Distribution Facilities, Series A (AGM), 5.00%, 10/01/31	$1,244	$1,253,364
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,000	7,271,460
Golden State Tobacco Securitization Corp., RB, Enhanced Asset-Backed, Series B (CIFG), 5.63%, 6/01/13 (c)	10,000	11,256,900
Los Angeles Community College District California, GO, Series A:
Election of 2001 (NPFGC), 5.00%, 8/01/32	6,120	6,412,352
Election of 2008, 6.00%, 8/01/33	2,639	3,029,444
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33	2,749	2,810,888
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	551,521
San Diego County Water Authority, COP, Refunding:
Series 2002-A (NPFGC), 5.00%, 5/01/32	9,003	9,279,625
Series 2008-A (AGM), 5.00%, 5/01/33	5,170	5,450,938
Tamalpais Union High School District California, GO, Election of 2001 (AGM), 5.00%, 8/01/28	1,950	2,051,342

		49,367,834

Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	1,220	1,313,653

District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,320	1,511,796

Florida — 9.5%
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/37	6,000	6,169,320
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	8,728	9,168,875
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	7,045,668
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	2,399	2,514,972
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,718,157
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/27	11,350	11,977,768
Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/30	2,000	2,067,480

		43,662,240

Georgia — 3.4%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/34	5,000	5,233,900
City of Atlanta Georgia, RB, General, Subordinate Lien, Series C (AGM), 5.00%, 1/01/33	10,000	10,214,400

		15,448,300

Hawaii — 1.4%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	6,000	6,171,720

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Illinois — 3.9%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	$14,429	$15,551,539
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,161,673

		17,713,212

Massachusetts — 3.8%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	16,500	17,460,536

Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	5,007	5,568,795
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,429	2,738,024

		8,306,819

New Hampshire — 2.3%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth-Hitchcock Obligation (AGM), 5.50%, 8/01/27	10,000	10,502,700

New York — 5.3%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	2,007	2,271,082
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	4,008,415
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,545	1,783,332
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	14,200	14,811,168
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,500	1,638,645

		24,512,642

North Carolina — 0.5%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	2,379	2,414,953

Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	780	844,990

South Carolina — 1.1%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	4,695	5,212,624

Texas — 2.5%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,494,189
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	4,750	5,088,152

		11,582,341

Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	450	489,623

Washington — 0.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	2,504	2,642,120

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.7%		219,158,103

Total Long-Term Investments (Cost — $704,501,792) — 159.1%		731,230,564

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.13% (h)(i)	6,908,166	$6,908,166
Total Short-Term Securities (Cost — $6,908,166) — 1.5%		6,908,166

Total Investments (Cost — $711,409,958*) — 160.6%		738,138,730
Other Assets Less Liabilities — 1.3%		5,949,484
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (23.4%)		(107,695,295)
Preferred Shares, at Redemption Value — (38.5)%		(176,650,395)

Net Assets Applicable to Common Shares — 100.0%		$459,742,524

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$604,218,448

Gross unrealized appreciation	$31,263,177
Gross unrealized depreciation	(4,937,677)

Net unrealized appreciation	$26,325,500

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Variable rate security. Rate shown is as of report date.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

JPMorgan Securities	$2,211,105	$3,588

(f)	Security is collateralized by Municipal or US Treasury obligations.

(g)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(h)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at October 31, 2010	Income

FFI Institutional Tax-Exempt Fund	8,066,496	(1,158,330)	6,908,166	$8,325

(i)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$731,230,564	—	$731,230,564
Short-Term Securities	$6,908,166	—	—	6,908,166

Total	$6,908,166	$731,230,564	—	$738,138,730

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	19

Schedule of Investments October 31, 2010 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.8%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$650	$713,746
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,000	1,638,520

		2,352,266

Arizona — 1.1%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,300	2,407,755
5.00%, 10/01/29	925	955,895

		3,363,650

California — 19.3%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.41%, 10/01/25 (a)	7,150	5,988,983
Antelope Valley Community College District, GO, Election of 2004, Series B (NPFGC), 5.25%, 8/01/39	550	572,138
Arcadia Unified School District California, GO, CAB, Election of 2006, Series A (AGM), 4.96%, 8/01/39 (b)	1,400	229,404
Cabrillo Community College District California, GO, CAB, Election of 2004, Series B (NPFGC) (b):
5.18%, 8/01/37	2,100	400,071
4.87%, 8/01/38	4,800	857,904
California Health Facilities Financing Authority, RB, Kaiser Permanente, Series A (AGM), 5.50%, 6/01/22	5,000	5,007,550
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	500	531,510
Coast Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGM), 5.53%, 8/01/13 (a)	1,800	1,574,316
East Side Union High School District, GO (AGM), 4.92%, 8/01/29 (b)	15,000	4,960,200
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	4,000	4,308,080
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	2,770	2,992,819
Fresno Unified School District California, GO, Election of 2001, Series E (AGM), 5.00%, 8/01/30	800	831,544
Los Angeles Department of Water & Power, RB, Series A (NPFGC), 5.00%, 7/01/38	3,390	3,433,155
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC):
5.00%, 10/01/29	2,600	2,696,954
5.00%, 10/01/36	1,475	1,518,129
Monterey Peninsula Community College District, GO, CAB, Series C (AGM), 5.08%, 8/01/28 (b)	11,975	4,391,711
Palm Springs Financing Authority, Refunding RB, Convention Center Project, Series A (NPFGC), 5.50%, 11/01/29	2,900	3,018,639
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/29	2,000	2,001,380

Municipal Bonds	Par (000)	Value

California (concluded)
Poway Redevelopment Agency California, Tax Allocation Bonds, Refunding, Paguay Redevelopment Project (AMBAC), 5.13%, 6/15/33	$1,250	$1,163,675
Sacramento Municipal Utility District, RB, Series N (NPFGC), 5.00%, 8/15/28	3,800	3,831,578
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	1,600	1,652,320
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	2,015	2,103,338
State of California, GO, 5.13%, 6/01/27	20	20,296
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	2,025	2,106,445
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 6.55%, 8/01/36 (b)	2,000	408,220

		56,600,359

Colorado — 1.0%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian):
5.50%, 12/01/27	1,200	1,147,452
5.50%, 12/01/33	675	631,476
E-470 Public Highway Authority Colorado, Refunding RB, CAB, Series B (NPFGC), 5.63%, 9/01/32 (b)	5,500	1,234,420

		3,013,348

Florida — 17.5%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,400	1,456,336
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	2,600	2,644,070
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/34	1,000	1,072,010
Water & Sewer System (AGM), 5.00%, 10/01/39	6,900	7,248,450
County of Miami-Dade Florida, Refunding RB, Miami International Airport, AMT (AGC), 5.00%, 10/01/40	12,550	12,491,517
County of Orange Florida, Refunding RB, Series B (NPFGC), 5.13%, 1/01/32	1,575	1,621,258
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,330,925
Miami-Dade County Expressway Authority, RB, Series A (AGC), 5.00%, 7/01/35	5,000	5,130,850
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/31	1,625	1,720,989
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	2,850	3,082,018
(NPFGC), 5.00%, 8/01/31	9,000	9,252,900
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	263,022
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,800	1,924,866

		51,239,211

Georgia — 0.9%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	1,880	1,963,773
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	730	759,017

		2,722,790

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois — 21.9%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	$2,500	$2,891,475
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT:
(AGM), 5.75%, 1/01/23	5,200	5,457,192
(Syncora), 6.00%, 1/01/29	2,200	2,299,022
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 5.89%, 1/01/31 (b)	8,370	2,693,717
City of Chicago Illinois, GO, Refunding, Series A (AGM), 5.00%, 1/01/25	5,000	5,245,550
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	4,000	4,118,720
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC), 5.50%, 1/01/22	9,150	9,328,242
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/12 (c)	2,460	2,710,133
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.50%, 11/01/39	2,070	2,198,257
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	19,675	20,842,318
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 6.01%, 12/15/36 (b)	10,000	2,070,000
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM) (b):
5.83%, 6/15/27	1,125	451,260
6.25%, 6/15/44	2,980	381,142
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,303,560
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,125	1,177,346

		64,167,934

Indiana — 0.7%
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	350	378,683
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	1,575	1,730,153

		2,108,836

Iowa — 1.8%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	4,925	5,375,687

Kentucky — 0.8%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	2,000	2,199,260

Louisiana — 1.1%
Jefferson Parish Home Mortgage Authority, RB, Series B-1, AMT (NPFGC), 6.65%, 12/01/33	1,145	1,235,696
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,316,727
Rapides Finance Authority Louisiana, RB, Cleco Power LLC Project, AMT (AMBAC), 4.70%, 11/01/36 (d)	775	704,188

		3,256,611

Municipal Bonds	Par (000)	Value

Maryland — 0.4%
Maryland Community Development Administration, Refunding RB, Residential, Series A, AMT, 5.75%, 9/01/39	$1,020	$1,078,211

Massachusetts — 7.4%
Massachusetts HFA, RB, AMT (AGM):
Rental Mortgage, Series F, 5.25%, 1/01/46	17,300	17,422,484
S/F Housing, Series 128, 4.80%, 12/01/27 (d)	1,500	1,508,595
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	2,859,921

		21,791,000

Michigan — 7.8%
City of Detroit Michigan, RB Second Lien:
Series B (AGM), 6.25%, 7/01/36	350	389,302
Series B (AGM), 7.00%, 7/01/36	200	234,146
System, Series A (BHAC), 5.50%, 7/01/36	5,500	5,765,870
System, Series B (NPFGC), 5.00%, 7/01/36	3,000	2,931,900
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,200	2,379,564
Series D (NPFGC), 5.00%, 7/01/28	4,000	4,060,880
Series D (NPFGC), 5.00%, 7/01/33	1,000	1,009,510
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	375	386,921
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	1,000	1,013,750
Michigan Strategic Fund, RB, Detroit Edison Co. Project, Series C, AMT (Syncora), 5.45%, 12/15/32	3,900	3,850,392
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	1,000	1,000,230

		23,022,465

Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,800	2,051,104

Mississippi — 0.9%
Mississippi Development Bank Special Obligation, Refunding RB, Jackson Mississippi Water and Sewer System (AGM), 5.00%, 9/01/34	2,700	2,760,318

Nevada — 3.9%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	2,800	2,756,852
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	1,700	1,761,217
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,500	1,521,990
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	2,700	2,707,884
System, Subordinate Lien, Series C (AGM), 5.00%, 7/01/26	1,275	1,345,584
Las Vegas Valley Water District, GO, Refunding, Series A (NPFGC), 5.00%, 6/01/24	1,350	1,429,299

		11,522,826

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 7.0%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.75%, 6/15/29	$870	$856,263
Cigarette Tax (Radian), 5.50%, 6/15/31	85	82,867
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	8,200	8,450,264
School Facilities Construction, Series O, 5.13%, 3/01/28	2,750	2,941,482
School Facilities Construction, Series P, 5.13%, 9/01/28	4,000	4,283,760
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1 (AGM), 5.50%, 9/01/25	2,000	2,325,840
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,636,978

		20,577,454

North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43 (e)	2,020	1,941,927

Ohio — 2.5%
New Albany Plain Local School District, GO, Refunding:
(FGIC), 6.00%, 6/01/11 (c)	5,120	5,292,903
(NPFGC), 6.00%, 12/01/20	1,170	1,205,006
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	900	922,590

		7,420,499

Pennsylvania — 1.5%
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.25%, 10/01/32	1,340	1,372,790
Pennsylvania Turnpike Commission, RB, CAB, Sub-Series E, 6.48%, 12/01/38 (a)	2,100	1,571,346
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	1,300	1,417,663

		4,361,799

Puerto Rico — 2.0%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	3,000	3,428,790
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.75%, 8/01/41 (b)	10,000	1,606,300
First Sub-Series C, 6.00%, 8/01/39	725	816,147

		5,851,237

Texas — 9.7%
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A, AMT (NPFGC), 5.50%, 11/01/33	5,000	5,066,150
Lewisville ISD Texas, GO, Refunding, CAB, School Building (NPFGC), 4.67%, 8/15/24 (b)	3,915	2,096,365
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,209,400
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,065	1,136,504
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, AMT (NPFGC), 5.20%, 5/01/30 (d)	1,750	1,777,055

Municipal Bonds	Par (000)	Value

Texas (concluded)
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	$3,400	$3,763,630
North Texas Tollway Authority, Refunding RB:
First Tier, Series A, 6.00%, 1/01/28	2,415	2,698,738
System, First Tier (NPFGC), 5.75%, 1/01/40	3,600	3,818,628
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.75%, 8/15/38	4,800	4,909,440

		28,475,910

Vermont — 0.8%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (d)	2,335	2,413,549

Virginia — 0.6%
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	1,590	1,601,798

Washington — 1.3%
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	1,000	1,034,140
5.25%, 10/01/39	550	579,216
Washington Health Care Facilities Authority, Refunding RB, Providence Health, Series D (AGM), 5.25%, 10/01/33	2,000	2,136,300

		3,749,656

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,200	1,250,580

Total Municipal Bonds — 114.5%		336,270,285

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

Arizona — 0.4%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,068,840

California — 6.0%
Anaheim Public Financing Authority California, RB, Electric System Distribution Facilities, Series A (AGM), 5.00%, 10/01/31	3,808	3,835,597
Los Angeles Community College District California, GO, Series A:
Election of 2001 (NPFGC), 5.00%, 8/01/32	4,330	4,536,844
Election of 2008, 6.00%, 8/01/33	1,699	1,950,778
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33	2,299	2,350,924
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	389,309
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	3,030	3,194,650
Tamalpais Union High School District California, GO, Election of 2001 (AGM), 5.00%, 8/01/28	1,320	1,388,601

		17,646,703

Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	780	839,876

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

District of Columbia — 0.9%
District of Columbia, RB, Series A, 5.50%, 12/01/30	$855	$979,232
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	1,580	1,798,693

		2,777,925

Florida — 4.2%
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/37	4,000	4,112,880
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	4,697,112
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	1,189	1,247,007
Miami-Dade County Expressway Authority, RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,154,957

		12,211,956

Georgia — 7.0%
City of Atlanta Georgia, RB (AGM), General:
Series B, 5.25%, 1/01/33	4,999	5,161,780
Subordinate Lien, Series C, 5.00%, 1/01/33	15,000	15,321,600

		20,483,380

Hawaii — 1.8%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	5,000	5,143,100

Illinois — 7.7%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	2,549	2,747,597
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	3,499	3,782,928
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A (NPFGC), 5.00%, 12/15/28	3,500	3,563,560
Regional Transportation Authority, RB (NPFGC), 6.50%, 7/01/26	10,000	12,543,669

		22,637,754

Louisiana — 1.6%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/36	4,600	4,795,270

Massachusetts — 2.6%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	7,195	7,613,755

Nevada — 1.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	3,298	3,668,069
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	1,574	1,774,645

		5,442,714

New York — 2.2%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,199,099
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,005	1,160,031

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

New York (concluded)
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	$2,700	$2,816,208
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,200	1,310,916

		6,486,254

Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	500	541,660

South Carolina — 2.6%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	2,725	2,937,305
5.25%, 12/01/29	2,425	2,591,767
5.25%, 12/01/30	880	935,343
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,125	1,249,031

		7,713,446

Texas — 4.1%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	2,091,349
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	5,250	5,623,748
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,251,840

		11,966,937

Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	326,415

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	1,250	1,314,786

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.0%		129,010,771

Total Long-Term Investments (Cost — $451,720,946) — 158.5%		465,281,056

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.13% (g)(h)	6,490,213	6,490,213

Total Short-Term Securities (Cost — $6,490,213) — 2.2%		6,490,213

Total Investments (Cost — $458,211,159*) — 160.7%		471,771,269
Other Assets Less Liabilities — 0.9%		2,868,408
Liabilities for Trust Certificates, Including Interest Expense and Fees Payable — (21.9)%		(64,383,988)
Preferred Shares, at Redemption Value — (39.7)%		(116,594,881)

Net Assets Applicable to Common Shares — 100.0%		$293,660,808

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	23

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$394,793,420

Gross unrealized appreciation	$18,009,550
Gross unrealized depreciation	(5,360,724)

Net unrealized appreciation	$12,648,826

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Variable rate security. Rate shown is as of report date.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

JPMorgan Securities	$1,449,728	$10,043
The Municenter, LLC	$492,199	$3,482

(f)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(g)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at October 31, 2010	Income

FFI Institutional Tax-Exempt Fund	6,152,712	337,501	6,490,213	$5,561

(h)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$465,281,056	—	$465,281,056
Short-Term Securities	$6,490,213	—	—	6,490,213

Total	$6,490,213	$465,281,056	—	$471,771,269

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Statements of Assets and Liabilities

October 31, 2010 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets

Investments at value — unaffiliated[1]	$1,015,975,236	$731,230,564	$465,281,056
Investments at value — affiliated[2]	1,559,185	6,908,166	6,490,213
Interest receivable	16,426,884	10,186,025	6,429,515
Investments sold receivable	8,255,733	636,306	105,000
Income receivable — affiliated	298	298	—
Prepaid expenses	75,414	43,885	31,204
Other assets	110,025	79,750	—

Total assets	1,042,402,775	749,084,994	478,336,988

Accrued Liabilities

Bank overdraft	50,943	286	—
Income dividends payable — Common Shares	3,765,884	2,347,149	1,501,993
Investment advisory fees payable	441,821	317,134	202,446
Officer’s and Directors’ fees payable	112,914	84,176	3,161
Interest expense and fees payable	98,027	100,513	54,965
Other affiliates payable	6,340	4,596	2,936
Investments purchased payable	—	2,207,517	1,928,402
Other accrued expenses payable	91,416	35,922	58,373

Total accrued liabilities	4,567,345	5,097,293	3,752,276

Other Liabilities

Trust certificates[3]	125,097,313	107,594,782	64,329,023

Total Liabilities	129,664,658	112,692,075	68,081,299

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	251,487,773	176,650,395	116,594,881

Net Assets Applicable to Common Shareholders	$661,250,344	$459,742,524	$293,660,808

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6]	$626,205,620	$426,966,664	$287,329,681
Undistributed net investment income	13,286,107	7,845,497	5,631,495
Accumulated net realized loss	(16,781,797)	(1,798,409)	(12,860,478)
Net unrealized appreciation/depreciation	38,540,414	26,728,772	13,560,110

Net Assets Applicable to Common Shareholders	$661,250,344	$459,742,524	$293,660,808

Net asset value per Common Share	$14.49	$15.09	$13.10

[1] Investments at cost — unaffiliated	$977,434,822	$704,501,792	$451,720,946

[2] Investments at cost — affiliated	$1,559,185	$6,908,166	$6,490,213

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.05 per share	10,058	7,065	4,371

Par value $0.10 per share	—	—	292

[5] Preferred Shares authorized	13,720	10,000	6,400

[6] Common Shares outstanding, 200 million shares authorized, $0.10 par value	45,647,084	30,469,239	22,417,811

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	25

Statements of Operations

Six Months Ended October 31, 2010 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income

Interest	$27,104,195	$17,492,914	$11,159,815
Income — affiliated	8,873	11,215	5,561

Total income	27,113,068	17,504,129	11,165,376

Expenses

Investment advisory	2,547,265	1,838,926	1,173,421
Commissions for Preferred Shares	199,741	140,326	94,555
Accounting services	78,031	59,978	41,069
Professional	47,513	40,783	37,921
Transfer agent	45,668	31,784	28,390
Officer and Directors	39,944	18,186	14,924
Custodian	24,013	18,310	12,825
Printing	23,992	24,120	11,105
Registration	8,489	9,267	8,191
Miscellaneous	75,520	58,363	42,497

Total expenses excluding interest expense and fees	3,090,176	2,240,043	1,464,898
Interest expense and fees[1]	471,488	408,105	237,614

Total expenses	3,561,664	2,648,148	1,702,512
Less fees waived by advisor	(1,122)	(1,880)	(1,321)

Total expenses after fees waived	3,560,542	2,646,268	1,701,191

Net investment income	23,552,526	14,857,861	9,464,185

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	3,281,226	2,116,318	528,734
Financial futures contracts	15,906	(236,952)	(144,097)

	3,297,132	1,879,366	384,637

Net change in unrealized appreciation/depreciation on investments	23,937,490	11,727,392	8,026,462

Total realized and unrealized gain	27,234,622	13,606,758	8,411,099

Dividends to Preferred Shareholders From

Net investment income	(727,949)	(557,383)	(279,548)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$50,059,199	$27,907,236	$17,595,736

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Statements of Changes in Net Assets	BlackRock MuniYield Fund, Inc. (MYD)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2010 (Unaudited)	Year Ended April 30, 2010

Operations

Net investment income	$23,552,526	$47,470,630
Net realized gain (loss)	3,297,132	(4,571,300)
Net change in unrealized appreciation/depreciation	23,937,490	102,778,505
Dividends to Preferred Shareholders from net investment income	(727,949)	(1,562,302)

Net increase in net assets applicable to Common Shareholders resulting from operations	50,059,199	144,115,533

Dividends to Common Shareholders From

Net investment income	(21,937,033)	(38,074,020)

Capital Share Transactions

Reinvestment of common dividends	2,520,257	976,688

Net Assets Applicable to Common Shareholders

Total increase in net assets applicable to Common Shareholders	30,642,423	107,018,201
Beginning of period	630,607,921	523,589,720

End of period	$661,250,344	$630,607,921

Undistributed net investment income	$13,286,107	$12,398,563

BlackRock MuniYield Quality Fund, Inc. (MQY)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2010 (Unaudited)	Year Ended April 30, 2010

Operations

Net investment income	$14,857,861	$30,084,046
Net realized gain (loss)	1,879,366	(886,041)
Net change in unrealized appreciation/depreciation	11,727,392	38,430,188
Dividends to Preferred Shareholders from net investment income	(557,383)	(1,193,624)

Net increase in net assets applicable to Common Shareholders resulting from operations	27,907,236	66,434,569

Dividends to Common Shareholders From

Net investment income	(13,987,790)	(25,070,412)

Capital Share Transactions

Reinvestment of common dividends	662,848	—

Net Assets Applicable to Common Shareholders

Total increase in net assets applicable to Common Shareholders	14,582,294	41,364,157
Beginning of period	445,160,230	403,796,073

End of period	$459,742,524	$445,160,230

Undistributed net investment income	$7,845,497	$7,532,809

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	27

Statements of Changes in Net Assets	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2010 (Unaudited)	Year Ended April 30, 2010

Operations

Net investment income	$9,464,185	$19,621,434
Net realized gain (loss)	384,637	(1,652,401)
Net change in unrealized appreciation/depreciation	8,026,462	25,078,147
Dividends to Preferred Shareholders from net investment income	(279,548)	(620,113)

Net increase in net assets applicable to Common Shareholders resulting from operations	17,595,736	42,427,067

Dividends to Common Shareholders From

Net investment income	(8,998,387)	(16,294,309)

Capital Share Transactions

Reinvestment of common dividends	668,153	—

Net Assets Applicable to Common Shareholders

Total increase in net assets applicable to Common Shareholders	9,265,502	26,132,758
Beginning of period	284,395,306	258,262,548

End of period	$293,660,808	$284,395,306

Undistributed net investment income	$5,631,495	$5,445,245

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Statements of Cash Flows

Six Months Ended October 31, 2010 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by Operating Activities

Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders	$50,787,148	$28,464,619	$17,875,284
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	546,985	(333,173)	(79,240)
Increase in other assets	(17,104)	(12,048)	—
(Increase) decrease in income receivable — affiliated	53	(42)	—
Increase in investment advisory fees payable	8,499	1,221	20
Increase (decrease) in interest expense and fees payable	2,193	(6,881)	(8,229)
Increase in other affiliates payable	245	133	68
Decrease in accrued expenses payable	(42,986)	(48,770)	(28,431)
Increase in Officer’s and Directors’ fees payable	17,919	14,996	2,200
Net realized and unrealized gain on investments	(27,201,612)	(13,831,662)	(8,555,196)
Amortization of premium and accretion of discount on investments	242,663	(447,615)	(366,556)
Proceeds from sales of long-term investments	96,391,457	48,667,978	19,211,555
Purchases of long-term investments	(111,324,806)	(52,676,133)	(20,247,454)
Net (purchases) sales of short-term securities	807,711	1,158,330	(337,501)

Cash provided by operating activities	10,218,365	10,950,953	7,466,520

Cash Used for Financing Activities

Cash receipts from trust certificates	14,308,690	7,063,409	2,199,490
Cash payments from trust certificates	(4,480,000)	(4,210,000)	(1,060,000)
Cash dividends paid to Common Shareholders	(19,129,308)	(13,244,475)	(8,326,825)
Cash dividends paid to Preferred Shareholders	(730,718)	(559,915)	(279,185)
Increase (decrease) in bank overdraft	(187,029)	28	—

Cash used for financing activities	(10,218,365)	(10,950,953)	(7,466,520)

Cash

Net increase in cash	—	—	—
Cash at beginning of period	—	—	—

Cash at end of period	—	—	—

Cash Flow Information

Cash paid during the period for interest	$469,295	$414,986	$245,843

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to Common Shareholders	$2,520,257	$662,848	$668,153

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	29

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Six Months Ended October 31, 2010 (Unaudited)	Year Ended April 30, 2010	Period November 1, 2008 to, April 30, 2009
				Year Ended October 31,

				2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$13.87	$11.53	$10.70	$14.36	$14.98	$14.48	$14.31

Net investment income[1]	0.52	1.04	0.49	1.03	1.05	1.08	1.11
Net realized and unrealized gain (loss)	0.60	2.17	0.77	(3.62)	(0.57)	0.61	0.21
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.02)	(0.03)	(0.04)	(0.27)	(0.28)	(0.25)	(0.16)
Net realized gain	—	—	—	—	—	(0.00)[2]	—

Net increase (decrease) from investment operations	1.10	3.18	1.22	(2.86)	0.20	1.44	1.16

Dividends and distributions to Common Shareholders from:
Net investment income	(0.48)	(0.84)	(0.39)	(0.80)	(0.82)	(0.94)	(0.99)
Net realized gain	—	—	—	—	—	(0.00)[2]	—

Total dividends and distributions to Common Shareholders	(0.48)	(0.84)	(0.39)	(0.80)	(0.82)	(0.94)	(0.99)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	—	0.00 [3]	(0.00)[2]

Net asset value, end of period	$14.49	$13.87	$11.53	$10.70	$14.36	$14.98	$14.48

Market price, end of period	$15.09	$13.70	$11.45	$9.66	$13.72	$15.76	$14.20

Total Investment Return[4]

Based on net asset value	8.05%[5]	28.44%	11.76%[5]	(20.69)%	1.40%	10.30%	8.38%

Based on market price	13.92%[5]	27.75%	22.93%[5]	(25.06)%	(7.91)%	18.33%	10.69%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[6]	1.11%[7]	1.14%	1.25%[7]	1.38%	1.23%	1.29%	1.26%

Total expenses after fees waived[6]	1.11%[7]	1.14%	1.24%[7]	1.38%	1.22%	1.29%	1.26%

Total expenses after fees waived and excluding interest expense and fees[6,8]	0.96%[7]	1.01%	1.09%[7]	1.06%	1.01%	1.01%	1.02%

Net investment income[6]	7.31%[7]	8.08%	9.20%[7]	7.65%	7.14%	7.35%	7.55%

Dividends to Preferred Shareholders	0.22%[7]	0.27%	0.74%[7]	1.99%	1.88%	1.71%	1.10%

Net investment income to Common Shareholders	7.09%[7]	7.81%	8.46%[7]	5.66%	5.26%	5.64%	6.45%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$661,250	$630,608	$523,590	$484,945	$647,574	$672,367	$644,825

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$251,450	$251,450	$271,500	$271,500	$343,000	$343,000	$343,000

Portfolio turnover	37%	35%	7%	20%	18%	32%	30%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$90,747	$87,701	$73,217	$69,695	$72,218	$74,034	$72,008

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	Annualized.

[8]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Six Months Ended October 31, 2010 (Unaudited)	Year Ended April 30, 2010	Period November 1, 2008 to, April 30, 2009
				Year Ended October 31,

				2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$14.63	$13.27	$11.68	$14.88	$15.32	$15.02	$15.54

Net investment income[1]	0.49	0.99	0.46	0.97	0.97	0.99	0.99
Net realized and unrealized gain (loss)	0.45	1.23	1.51	(3.12)	(0.42)	0.37	(0.39)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.02)	(0.04)	(0.04)	(0.27)	(0.30)	(0.27)	(0.14)
Net realized gain	—	—	—	(0.03)	—	—	—

Net increase (decrease) from investment operations	0.92	2.18	1.93	(2.45)	0.25	1.09	0.46

Dividends and distributions to Common Shareholders from:
Net investment income	(0.46)	(0.82)	(0.34)	(0.68)	(0.69)	(0.79)	(0.96)
Net realized gain	—	—	—	(0.07)	—	—	—

Total dividends and distributions to Common Shareholders	(0.46)	(0.82)	(0.34)	(0.75)	(0.69)	(0.79)	(0.96)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	—	(0.00)[2]	(0.02)

Net asset value, end of period	$15.09	$14.63	$13.27	$11.68	$14.88	$15.32	$15.02

Market price, end of period	$14.90	$14.48	$12.32	$10.90	$13.20	$14.48	$14.27

Total Investment Return[3]

Based on net asset value	6.37%[4]	17.12%	17.07%[4]	(16.79)%	2.00%	7.78%	3.10%

Based on market price	6.12%[4]	24.86%	16.47%[4]	(12.47)%	(4.26)%	7.22%	2.64%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.17%[6]	1.20%	1.43%[6]	1.76%	1.71%	1.76%	1.45%

Total expenses after fees waived[5]	1.17%[6]	1.20%	1.42%[6]	1.75%	1.71%	1.75%	1.44%

Total expenses after fees waived and excluding interest expense and fees[5,7]	0.99%[6]	1.02%	1.13%[6]	1.10%	1.04%	1.04%	0.96%

Net investment income[5]	6.56%[6]	6.98%	7.58%[6]	6.89%	6.46%	6.61%	6.46%

Dividends to Preferred Shareholders	0.24%[6]	0.28%	0.69%[6]	1.92%	2.01%	1.80%	0.93%

Net investment income to Common Shareholders	6.32%[6]	6.70%	6.89%[6]	4.97%	4.45%	4.81%	5.53%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$459,743	$445,160	$403,796	$355,459	$452,657	$466,002	$456,886

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$176,625	$176,625	$192,000	$192,000	$250,000	$250,000	$250,000

Portfolio turnover	25%	19%	13%	20%	24%	33%	29%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$90,077	$88,013	$77,582	$71,318	$70,282	$71,614	$70,701

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	31

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

			Period November 1, 2008 to, April 30, 2009
	Six Months Ended October 31, 2010 (Unaudited)
		Year Ended April 30, 2010		Year Ended October 31,

				2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.71	$11.55	$10.17	$13.17	$13.64	$13.36	$13.72

Net investment income[1]	0.42	0.88	0.41	0.86	0.86	0.86	0.89
Net realized and unrealized gain (loss)	0.38	1.04	1.31	(3.00)	(0.46)	0.37	(0.25)
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.03)	(0.04)	(0.26)	(0.26)	(0.24)	(0.14)

Net increase (decrease) from investment operations	0.79	1.89	1.68	(2.40)	0.14	0.99	0.50

Dividends to Common Shareholders from net investment income	(0.40)	(0.73)	(0.30)	(0.60)	(0.61)	(0.71)	(0.85)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	—	0.00[2]	(0.01)

Net asset value, end of period	$13.10	$12.71	$11.55	$10.17	$13.17	$13.64	$13.36

Market price, end of period	$12.97	$12.52	$10.16	$8.75	$11.60	$12.93	$12.86

Total Investment Return[3]

Based on net asset value	6.32%[4]	17.15%	17.27%[4]	(18.42)%	1.39%	7.98%	3.98%

Based on market price	6.86%[4]	31.18%	19.90%[4]	(20.31)%	(5.79)%	6.34%	8.21%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.18%[6]	1.21%	1.52%[6]	1.80%	1.73%	1.66%	1.49%

Total expenses after fees waived[5]	1.18%[6]	1.21%	1.52%[6]	1.79%	1.72%	1.66%	1.49%

Total expenses after fees waived and excluding interest expense and fees[5,7]	1.01%[6]	1.04%	1.18%[6]	1.12%	1.06%	1.05%	1.03%

Net investment income[5]	6.54%[6]	7.13%	7.86%[6]	6.96%	6.39%	6.44%	6.51%

Dividends to Preferred Shareholders	0.19%[6]	0.23%	0.68%[6]	2.08%	1.97%	1.78%	1.03%

Net investment income to Common Shareholders	6.35%[6]	6.90%	7.18%[6]	4.88%	4.42%	4.66%	5.48%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$293,661	$284,395	$258,263	$227,551	$294,661	$305,111	$298,722

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$116,575	$116,575	$128,250	$128,250	$160,000	$160,000	$160,000

Portfolio turnover	4%	25%	9%	17%	20%	37%	29%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$87,981	$85,994	$75,349	$69,420	$71,065	$72,693	$71,676

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds determine and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Fund’s Board of Directors (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the six months ended October 31, 2010, no TOBs have been terminated without the consent of the Funds.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	33

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds are recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At October 31, 2010, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

MYD	$251,378,205	$125,097,313	0.27% – 0.33%
MQY	$219,158,103	$107,594,782	0.26% – 0.38%
MQT	$129,010,771	$64,329,023	0.27% – 0.38%

For the six months ended October 31, 2010, the Funds’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

MYD	$124,353,235	0.76%
MQY	$106,731,438	0.77%
MQT	$63,885,016	0.75%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset values per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premium and discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for the year ended April 30, 2010, the period ended April 30, 2009 and each of the preceding three years ended October 31, 2008. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Notes to Financial Statements (continued)

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or value of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

The Effect of Derivative Instruments on the Statements of Operations Six Months Ended October 31, 2010*

	Net Realized Gain (Loss) from

	MYD	MQY	MQT

Interest rate contracts:
Financial futures contracts	$15,906	$(236,952)	$(144,097)

*	As of October 31, 2010, there were no financial futures contracts outstanding.

For the six months ended October 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	MYD	MQY	MQT

Financial futures contracts:
Average number of contracts sold	13	58	36

Average notional value of contracts sold	$1,523,019	$7,058,372	$4,381,140

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of 0.50% of each Fund’s average daily net assets. Average

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	35

Notes to Financial Statements (continued)

daily net assets is the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds; however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended October 31, 2010, the amounts waived were as follows:

MYD	$1,122
MQY	$1,880
MQT	$1,321

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the six months ended October 31, 2010, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

MYD	$10,037
MQY	$7,280
MQT	$4,664

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2010, were as follows:

	Purchases	Sales

MYD	$91,515,213	$101,519,396
MQY	$53,226,558	$49,180,000
MQT	$21,103,620	$19,140,085

5. Capital Loss Carryforwards:

As of April 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires April 30,	MYD	MQY	MQT

2012	—	—	$5,561,802
2016	$11,743,926	$2,229,309	493,401
2017	4,065,755	704,337	3,726,056
2018	1,196,450	216,766	66,689

Total	$17,006,131	$3,150,412	$9,847,948

6. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counter-party credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Notes to Financial Statements (continued)

As of October 31, 2010, MYD invested a significant portion of its assets in the Health sector. MQY and MQT each invested a significant portion of their assets in the County/City/Special District/School District and Transportation sectors. Changes in economic conditions affecting the Health, County/City/Special District/School District and Transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.05 except MQT, Series D, which is $0.10. Each Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended October 31, 2010	Year Ended April 30, 2010

MYD	177,592	77,563
MQY	43,981	—
MQT	50,881	—

Shares issued and outstanding remained constant for MQY and MQT for the year ended April 30, 2010.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles Supplementary (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Fund may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Fund and seller. Each Fund also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Funds had the following series of Preferred Shares outstanding, effective yields and reset frequency as of October 31, 2010:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

MYD	A	1,320	0.44%	28
	B	1,320	0.44%	28
	C	1,320	0.38%	28
	D	1,320	0.40%	28
	E	2,052	0.44%	7
	F	1,260	0.43%	7
	G	1,466	1.50%	7

MQY	A	1,413	0.44%	28
	B	1,413	0.44%	7
	C	1,413	0.38%	28
	D	1,413	0.43%	7
	E	1,413	1.50%	7

MQT	A	1,457	0.44%	28
	B	1,457	0.43%	28
	C	1,457	0.44%	7
	D	292	1.50%	7

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares (except MYD Series G, MQY Series E and MQT Series D) is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index divided by 1.00 minus the marginal tax rate. The maximum applicable rate on the Preferred Shares of MYD Series G, MQY Series E and MQT Series D is the higher of 110% of the Telerate/BBA LIBOR or 110% of

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	37

Notes to Financial Statements (continued)

90% of the Kenney S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Fund for the six months ended October 31, 2010 were as follows:

	Series	Low	High	Average

MYD	A	0.40%	0.46%	0.43%
	B	0.35%	0.44%	0.41%
	C	0.38%	0.47%	0.44%
	D	0.38%	0.47%	0.41%
	E	0.35%	0.47%	0.42%
	F	0.38%	0.47%	0.43%
	G	1.43%	1.53%	1.48%

MQY	A	0.35%	0.46%	0.41%
	B	0.35%	1.45%	0.46%
	C	0.38%	0.47%	0.41%
	D	0.35%	0.47%	0.42%
	E	1.43%	1.53%	1.48%

MQT	A	0.35%	0.46%	0.42%
	B	0.37%	0.46%	0.40%
	C	0.35%	0.47%	0.42%
	D	1.43%	1.53%	1.48%

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 1.53% for the six months ended October 31, 2010. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Funds’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Funds pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions and 0.15% on the aggregate principal amount of all shares that fail to clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the year ended April 30, 2010, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MYD	A	7/29/09	105	$2,625,000
	B	7/08/09	105	$2,625,000
	C	7/22/09	105	$2,625,000
	D	7/15/09	105	$2,625,000
	E	7/08/09	164	$4,100,000
	F	7/09/09	101	$2,525,000
	G	7/06/09	117	$2,925,000

MQY	A	8/04/09	123	$3,075,000
	B	7/14/09	123	$3,075,000
	C	7/17/09	123	$3,075,000
	D	7/10/09	123	$3,075,000
	E	7/06/09	123	$3,075,000

MQT	A	8/03/09	146	$3,650,000
	B	7/13/09	146	$3,650,000
	C	7/13/09	146	$3,650,000
	D	7/07/09	29	$725,000

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding remained constant during the six months ended October 31, 2010 for all Funds.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on December 1, 2010 to Common Shareholders of record on November 15, 2010 as follows:

Common Dividend Per Share

MYD	$0.0825
MQY	$0.0770
MQT	$0.0670

Each Fund paid a net investment income dividend on December 31, 2010 to Common Shareholders of record on December 15, 2010 as follows:

Common Dividend Per Share

MYD	$0.0825
MQY	$0.0770
MQT	$0.0670

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Notes to Financial Statements (concluded)

The dividends declared on Preferred Shares for the period November 1, 2010 to November 30, 2010 were as follows:

	Series	Dividends Declared

MYD	A	$11,790
	B	$11,993
	C	$10,916
	D	$10,355
	E	$17,576
	F	$10,781
	G	$44,444

MQY	A	$12,714
	B	$11,991
	C	$11,066
	D	$12,135
	E	$42,837

MQT	A	$13,094
	B	$12,786
	C	$12,365
	D	$8,854

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	39

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” and, collectively, the “Boards,” and the members of which are referred to as “Board Members”) of each of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT,” and together with MYD and MQY, each a “Fund,” and, collectively, the “Funds”) met on April 8, 2010 and May 13 – 14, 2010 to consider the approval of each Fund’s investment advisory agreement (collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Boards also considered the approval of the sub-advisory agreement (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Fund consists of ten individuals, eight of whom are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. Each Board also has two ad hoc committees, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds, and the Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Boards, acting directly and through their committees, considered at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by each Fund for services such as call center and fund accounting; (c) each Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and each received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper, and in the case of MYD, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 13 – 14, 2010 Board meeting.

At an in-person meeting held on May 13 – 14, 2010, each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its respective Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its respective Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Boards compared each Fund’s performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	41

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their reviews, the Boards received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in each Fund’s applicable Lipper category, and in the case of MYD, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of each Fund throughout the year.

The Board of MYD noted that, in general, MYD performed better than its Peers in that MYD’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported.

The Board of MQY noted that, in general, MQY performed better than its Peers in that MQY’s performance was at or above the median of its Lipper Performance Composite in each of the one-, three- and five-year periods reported.

The Board of MQT noted that, in general, MQT performed better than its Peers in that MQT’s performance was at or above the median of its Lipper Performance Composite in two of the one-, three- and five-year periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Boards, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. The Boards also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s profitability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

Each Board noted that its respective Fund’s contractual management fee rate was lower than or equal to the median contractual management fee rates paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Boards also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Fund.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Funds, including for administrative and distribution services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their respective Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its respective Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its respective Fund, for a one-year term ending June 30, 2011. As part of its approval, each Board considered the discussions of BlackRock’s fee structure, as it applies to its respective Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including its Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its respective Fund and its shareholders. In arriving at a decision to approve the Agreements, none of the Boards identified any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	43

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chair of the Board, Chair of the Audit
Committee and Director
Richard S. Davis, Director
Frank J. Fabozzi, Director and Member of the Audit Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
Anne Ackerley, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Howard Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodians
The Bank of New York Mellon[1]
New York, NY 10286

State Street Bank and Trust Company[2]
Boston, MA 02111

Transfer Agents
Common Shares:
BNY Mellon Shareowner Services[1]
Jersey City, NJ 07310

Computershare Trust Company, N.A.[2]
Providence, RI 02940

Auction Agent
Preferred Shares:
The Bank of New York Mellon
New York, NY 10286

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For MYD and MQT.
[2]	For MQY.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 2, 2010 for shareholders of record on July 6, 2010, to elect director nominees for each Fund. Due to a lack of quorum of Preferred Shares, action on the proposal regarding the Preferred Shares nominees’ election for MQY and MQT was subsequently adjourned to October 5, 2010; and action on the proposal regarding Preferred Shares nominees’ election for MQY and MQT was additionally adjourned to November 2, 2010. There were no broker non-votes with regard to any non-routine matter for any of the Funds.

Below are the results with respect to each nominee, who will continue to serve as Director for each of the Funds:

	Richard E. Cavanagh			Richard S. Davis			Frank J. Fabozzi[2]

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

MYD	40,546,603	889,874	0	40,529,959	906,518	0	7,152	1,264	0
MQY[1]	26,374,065	898,375	0	26,176,456	1,095,984	0	1,364	290	0
MQT[1]	17,979,740	614,353	0	17,693,011	901,082	0	901	321	0

	Kathleen F. Feldstein			James T. Flynn			Henry Gabbay

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

MYD	40,458,569	977,908	0	40,518,019	918,458	0	40,515,863	920,614	0
MQY	26,358,745	913,695	0	26,347,082	925,358	0	26,317,803	954,637	0
MQT	17,921,587	672,506	0	17,898,347	695,746	0	17,967,040	627,053	0

	Jerrold B. Harris			R. Glenn Hubbard			W. Carl Kester[2]

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

MYD	40,540,786	895,691	0	40,552,628	883,849	0	7,152	1,264	0
MQY[1]	26,335,080	937,360	0	26,322,633	949,807	0	1,364	290	0
MQT[1]	17,940,181	653,912	0	17,926,666	667,427	0	901	321	0

	Karen P. Robards

	Votes For	Votes Withheld	Abstain

MYD	40,489,040	947,437	0
MQY	26,380,817	891,623	0
MQT	18,009,921	584,172	0

[1]

Due to the lack of a quorum of Preferred Shares, MQY and MQT were unable to act on the election of the two directors reserved for election solely by the Preferred Shareholders for the Funds. Accordingly, Frank J. Fabozzi and W. Carl Kester will remain in office and continue to serve as directors for the Funds.

[2]	Voted on by holders of Preferred Shares only.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	45

Additional Information (continued)

General Information

On August 11, 2010, the Manager announced that a derivative complaint had been filed by shareholders of MYD on August 4, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc., and certain of the directors, officers and portfolio managers of MYD (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that the Defendants breached fiduciary duties owed to MYD and its Common Shareholders by redeeming Preferred Shares at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by MYD as a result of the prior redemptions and injunctive relief preventing MYD from redeeming AMPS at their liquidation preference in the future. The Defendants believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

Board Approval

On September 1, 2010, the Board of Directors (the “Boards”) of MQT and MQY (the “Funds”) approved changes to certain investment policies of the Funds.

Historically, under normal market conditions, each Fund has been required to invest at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. In September 2008, the Funds adopted an amended investment policy of purchasing only municipal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment (the “Insurance Investment Policy”).

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2010

Additional Information (concluded)

Board Approval (concluded)

Following the onset of the credit and liquidity crises, the claims-paying ability rating of most of the municipal bond insurance providers has been lowered by the rating agencies. These downgrades have called into question the long-term viability of the municipal bond insurance market, which has the potential to severely limit the ability of BlackRock Advisors, LLC, the Fund’s investment advisor (the “Manager”), to manage the Funds under the Insurance Investment Policy.

As a result, on September 1, 2010, the Manager recommended, and the Board approved, the removal of the Insurance Investment Policy. As a result of this investment policy change, the Funds will not be required to dispose of assets currently held within the Funds. The Funds will maintain, and have no current intention to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated investment grade at the time of investment.

As each Fund increases the amount of its assets that are invested in municipal obligations that are not insured, each Fund’s shareholders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protection provided under municipal bond insurance policies. As a result, shareholders will be more dependent on the analytical ability of the Manager to evaluate the credit quality of issuers of municipal obligations in which each Fund invests. The Board believes that the amended investment policy is in the best interests of each Fund and its shareholders because it believes that the potential benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. Of course, the new investment policy cannot assure that each Fund will achieve its investment objective.

As disclosed in each Fund’s prospectus, each Fund is required to provide shareholders 60 days notice of a change to the Insurance Investment Policy. Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1, 2010. The new investment policy took effect on November 9, 2010.

After the amended policy takes effect, the Manager anticipates that it will gradually reposition each Fund’s portfolio over time, and that during such period, each Fund may continue to hold a substantial portion of its assets in insured municipal bonds. At this time, it is uncertain how long it may take to reposition each Fund’s portfolio once the amended policy takes effect, and the Funds may continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Funds in connection with this change.

The approved changes will not alter any Fund’s investment objective.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2010	47

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MYQII-10/10

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – On September 17, 2010, the Board of Directors of the Fund amended and restated in its entirety the bylaws of the Fund (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws were deemed effective as of September 17, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing director nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: December 22, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: December 22, 2010